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                                                                   EXHIBIT 10.19

                                                          Telex: 37173
                                                          Telecopy: (02)98 27 33
                                                          Telegrams: Telanovo
                                                          A/S Reg. No. 16201

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Mr. Gregory D. Phelps
President
ZymoGenetics, Inc.
2121 N 35th Street
Seattle, WA 98103
U.S.A.
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Your ref.:                  Our ref.:                   Date:
                            HaP/MPL                   1987-03-13

Dear Greg:

Re.: Human Glucagon, Analogues of Human Glucagon, Analogues of Human Insulin
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Pursuant to Section 6 of the Agreement dated August 6, 1982, between
ZymoGenetics, Inc. (formerly Zymos Corporation) and Novo Industri A/S (the "Agreement") and with reference to our discussions at Novo on January 22, 1987, we write to confirm the Agreement of ZymoGenetics, Inc. to the following terms and conditions:

     1. ZymoGenetics, Inc. ("ZYMO") hereby grants to Novo Industri A/S ("NOVO") a perpetual, exclusive, irrevocable, worldwide license (with the right to sublicense) to manufacture, have manufactured, use and sell Human Glucagon, Analogues of Human Glucagon and Analogues of Human Insulin through the use of Insulin Organisms, Technical Information and/or any Patents, the terms "Insulin Organisms", "Technical Information" and "Patents", having in this document the same meanings as in the Agreement.

     2. In consideration of receiving the aforesaid licence, NOVO shall make payments to ZYMO as set forth below:

               (a)  Definitions:

                    (i) "Participation Year" shall mean each successive twelve
                    (12) month period commencing on the date of the First Commercial Sale;

                    (ii) "Net Sales" shall mean gross revenues to the NOVO Group from the sale of Glucagon, Analogues of Glucagon and/or Analogues of Insulin produced through the use of Insulin

[*] designates portions of this document that have been omitted pursuant to a confidential treatment filed separately with the Commission.
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                    Organisms, Technical Information and/or Patents under this licence realized in each Participation Year less:

                    - insurance and delivery charges paid or allowed by the NOVO Group;

                    - trade and cash discounts and commissions;

                    - returns, credits or allowances; and

                    - sales and excise taxes, duties or other governmental charges (other than taxes on the NOVO Group's profits). Net sales shall not include sales between members of the NOVO Group;

                    (iii) "First Commercial Sale" shall mean with respect to Glucagon, Analogues of Glucagon or Analogues of Insulin the first sale of each produced through use of Insulin Organisms, Technical Information and/or Patents under this licence by a member of the NOVO Group to any company not a member of the NOVO Group for consideration in an arms-length transaction.

               (b)  Payments:

                    an amount with respect to each Participation Year equal to:
                    [*] of the first [*] in aggregate Net Sales of Glucagon and Analogues of Glucagon, [*] of the first [*] in aggregate Net Sales of Analogues of Human Insulin, and [*] of all remaining Net Sales.

               (c)  Term:

                    The obligation of NOVO to make such payments shall commence with respect to each country where Glucagon, Analogues of Glucagon, or Analogues of Insulin are sold under this licence on the date of the First Commercial Sale of such product and shall continue until December 31, 2000, or, subject to the terms of Section 7(b) of the Agreement, for the normal life of any Patents licensed in respect of each country, whether such normal life is shorter or longer.

               (d) If NOVO enters into any sublicense, other than a sublicense to a member of the MONO Group, pursuant to the provisions hereof, it shall pay to ZYMO [*] of the aggregate amount of any royalties received by NOVO in connection with such sublicense.



[*] designates portions of this document that have been omitted pursuant to a confidential treatment filed separately with the Commission.

                                     [-2-]
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               3.   The provisions of Sections l(a), (b), (d), (g), (h), (i) and
                    (j), 7 (except 7(d)) and (g), 10, 11, 12, 13, 14, 15, 16 and
                    17 of the Agreement are incorporated herein by reference and made a part hereof as if fully set out herein. The provisions of Sections 7 (m), (n), and (o) shall apply with equal force to Human Glucagon, Analogues of Human Glucagon and Analogues of Human Insulin.

Please indicate ZYMO's acceptance of the foregoing by signing, dating and returning both copies of this letter as soon as convenient, whereupon they will be executed here at NOVO and one copy returned to you.


Sincerely,                                 Read and Agreed to
NOVO INDUSTRI A/S                          ZYMOGENETICS, INC.

/s/ P. Tang                                /s/ Gregory D. Phelps
--------------------------------------     -------------------------------------
Peter Tang                                 Gregory D. Phelps
Vice President                             President
Product Research and Development
Pharmaceuticals Division


[*] designates portions of this document that have been omitted pursuant to a confidential treatment filed separately with the Commission.

                                     [-3-]